UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest event Reported): December 10, 2010


                           BELENUS ACQUISITION CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                  000-54121                 N/A
-------------------------------  -----------------     -------------------
(State or other jurisdiction of  (Commission File         (IRS Employer
incorporation or organization)        Number)          Identification No.)


                       C/O SAMUEL CHEUNG & KIM WAI WONG
                        737 S. ALMANSOR STREET, SUITE B
                              ALHAMBRA, CA 91801
                    (Address of Principal Executive Offices)
                                ----------------

                            TEL/FAX: 626-463-7369
                         (Registrant Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on December 10, 2010, William Tay, the sole shareholder of Belenus Acquisition Corp., entered into a share purchase agreement (the "Agreement") with Samuel Cheung and Kim Wai Wong. Pursuant to the Agreement, on December 10, 2010, William Tay transferred to Samuel Cheung and Kim Wai Wong, 15,695,000 shares of our common stock each, which represents all of our issued and outstanding shares (totaling 31,390,000) in consideration of $120,000, of which $70,000 has been received to date.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

On December 10, 2010, William Tay, the sole shareholder of Belenus Acquisition Corp., consummated a sale of 31,390,000 shares of our common stock to Samuel Cheung and Kim Wai Wong, to be divided 50/50 between Messrs. Cheung and Wong for an aggregate purchase price of $120,000. Following the closing of the stock purchase transaction, Samuel Cheung and Kim Wai Wong each owns a 50% interest in the issued and outstanding shares of our common stock.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective December 13, 2010, William Tay resigned from his positions as President, Chief Executive Officer, Secretary, Treasurer and Director of the Company. The resignation of William Tay was not the result of any disagreement with the Company on any matter relating to our operations, policies or practices. William Tay written resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Effective December 13, 2010, Samuel Cheung was appointed as President, Chief Executive Officer and Director of the Company.

Effective December 13, 2010, Kim Wai Wong was appointed as Secretary, Treasurer and Director of the Company.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    Not applicable.

(c) Exhibits.

    10.1 Share Purchase Agreement between William Tay, Samuel Cheung and Kim Wai Wong Effective December 10, 2010.

    99.1   Letter of Director & Officer Resignation by William Tay

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 10, 2010


BELENUS ACQUISITION CORP.



 By:    /s/ William Tay
        --------------------------------
        William Tay
        President